UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2026

ENTREPRENEUR UNIVERSE BRIGHT GROUP

(Exact name of registrant as specified in our charter)

Nevada	000-56305	90-1734867
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 907, Saigao City Plaza Building 2, No. 170, Weiyang Road, Xi’an, China
(Address of Principal Executive Offices)	(Zip Code)

+86-029-86100263

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Securities registered pursuant to Section 12(g) of the Act: Common Stock, par value $0.0001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of Entrepreneur Universe Bright Group, a Nevada corporation (the “Company”), has approved a reverse stock split of the Company’s authorized and issued and outstanding shares of common stock, par value $0.0001 per share at a ratio of 1-for-10 (the “Reverse Stock Split”), pursuant to Section 78.207 of the Nevada Revised Statutes (“NRS”) and the Company’s currently effective Articles of Incorporation, which do not require stockholder approval for such action. On February 19, 2026, the Company filed with the Secretary of State of the State of Nevada the Certificate of Change (the “Certificate of Change”) to effect the Reverse Stock Split. The Reverse Stock Split will become effective as of 5:00 a.m., Eastern Time, on February 25, 2026, and the Company’s common stock will begin trading on the OTCQB Markets Inc.  on a split-adjusted basis, par value $0.001 per share (“Common Stock”), when the market opens on February 25, 2026.

Reasons for the Reverse Stock Split

The Company is implementing the Reverse Stock Split to raise the per share bid price of the Company’s Common Stock and to simplify Company’s capital structure.

Effects of the Reverse Stock Split

Effective Date; Symbol; CUSIP Number. The Reverse Stock Split will become effective at 5:00 a.m., Eastern Time, on February 25, 2026, and will be reflected with Financial Industry Regulatory Authority (“FINRA”) and in the marketplace at the open of trading the same day (the “Effective Date”). On the Effective Date, the Company’s Common Stock will begin trading on a split-adjusted basis under trading symbol “EUBGD.” After 20 business days from the Effective Date, the ticker symbol will be changed back to “EUBG.” The new CUSIP number for the Common Stock following the Reverse Stock Split will be 29385N202.

Split Adjustment; Treatment of Fractional Shares. On the Effective Date, the total number of shares of Common Stock held by each stockholder of the Company will be exchanged for the number of shares of Common Stock equal to the number of issued and outstanding shares of common stock held by each such stockholder immediately prior to the Reverse Stock Split, divided by ten (10), with such resulting number of shares rounded up to the nearest whole share. As a result, no fractional shares will be issued in connection with the Reverse Stock Split and no cash or other consideration shall be paid in connection with any fractional shares that would otherwise have resulted from the Reverse Stock Split. The Company does not intend to round up fractional shares at the beneficial level and will instead round any such fractional shares up at the participant level.

Certificated and Non-Certificated Shares. Each certificate or book-entry position that, immediately prior to the Reverse Stock Split, represented shares of common stock will, from and after the Reverse Stock Split, represent the number of shares of Common Stock resulting from the combination of such shares pursuant to the Reverse Stock Split, subject to the treatment of fractional shares as described herein.

Stockholders who hold their shares in electronic form at brokerage firms do not need to take any action, as the effect of the Reverse Stock Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the address given below. The transfer agent, Pacific Stock Transfer Company, will issue a new share certificate reflecting the terms of the Reverse Stock Split to each requesting stockholder. Transfer agent, which is located at 6725 Via Austi Pkwy, Suite 300, Las Vegas, Nevada 89119, maybe contacted via email at CS@PacificStockTransfer.com.

Nevada State Filing.  The Reverse Stock Split will be effected pursuant to the Company’s filing of a Certificate of Change (the “Certificate of Change”) with the Secretary of State of the State of Nevada on February 19, 2026, in accordance with Section 78.209 of the Nevada Revised Statutes (“NRS”). The Certificate of Change will become effective on the Effective Date. A copy of the Certificate of Change is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

No Stockholder Approval Required. Under Nevada law, because the Reverse Stock Split was approved by the Board of Directors of the Company in accordance with NRS Section 78.207, no stockholder approval is required. Pursuant to NRS Section 78.207, the Company may effect the Reverse Stock Split without stockholder approval if (i) both the number of authorized shares of the common stock and the number of issued and outstanding shares of common stock are proportionally reduced as a result of the Reverse Stock Split, (ii) the Reverse Stock Split does not adversely affect any other class of stock of the Company and (iii) the Company does not pay money or issue scrip to stockholders who would otherwise be entitled to receive a fractional share as a result of the Reverse Stock Split. As described herein, the Reverse Stock Split complies with these requirements.

Capitalization

The Company is authorized to issue 1,800,000,000 shares of common stock, par value $0.0001, and 1,100,000 shares of preferred stock, par value $0.0001, (the “Preferred Stock”). There were 1,701,181,423 shares of common stock issued and outstanding and no shares of Preferred Stock issued and outstanding as of February 24, 2026. As a result of the Reverse Stock Split and immediately following the effect of the Reverse Stock Split, the Company will be authorized to issue 180,000,000 shares of Common Stock, par value $0.001, and there will be approximately 170,118,143 shares of Common Stock issued and outstanding (subject to adjustment due to the treatment of fractional shares). There will be no effects to the number of Preferred Stock authorized. The Reverse Stock Split will have no effect on the par value of the Preferred Stock. The Company has no potentially dilutive securities, such as options or warrants, currently issued and outstanding.

Immediately after the Reverse Stock Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged, except for minor changes and adjustments that will result from the treatment of fractional shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Stock Split.

Item 9.01 Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Form of Certificate of Change of Entrepreneur Universe Bright Group Relating to the Reverse Stock Split
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2026	Entrepreneur Universe Bright Group

	By:	/s/ Guolin Tao
Guolin Tao
Chief Executive Officer and Chief Financial Officer

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